合同登记编号：

Contract Registration Number

技 术 转 让 合 同 书

Contract on Transfer of Technology

技术名称：利用紫杉细胞培养技术生产紫杉醇

Technical Term: Production of Paclitaxel by Using Cell Cultural Techniques of Paclitaxel

技术受让方（甲方）：天津市博爱医药技术有限公司

Transferee of the Technology (the 1st Party):

Tianjin BOAI Medicine Technology Co., Ltd.

技术转让方（乙方）：清华大学

Transferor of the Technology (the 2nd Party):

Tsinghua University，THU

签订地点：北京市

Signed at: Beijing

签订日期：2008 年 9 月 30 日

Signing Date: September 30, 2008

有效期限：2008 年 9 月 30 日至 2012 年 9 月 29 日

Term of Validity: From Sep. 30, 2008 to Sep. 29, 2012

依据《中华人民共和国合同法》的规定，基于甲方对乙方技术背景的基本了解，合同双方就“利用紫杉细胞培养技术生产紫杉醇” 成果转让事宜，经协商一致，签订本合同。

According to regulations in “*Contract Law of the People's Republic of China*”, on the basis of the 1st party’s basic understanding of the 2nd party’s technical background, the parties reach consensus through consultation in the matters of Transferring Achievement about “*Production of Paclitaxel by Using Cell Cultural Techniques of Paclitaxel*”, and hereby agree as follows.

一、技术的内容、转让形式和要求：

Contents, Transfer Manners and Requirements of the Technology

（一）技术内容：

Contents of Technology:

紫杉醇是目前世界首选抗癌药物，但由于生产原料树种稀缺，无法满足世界癌症患者的需求；“利用紫杉细胞培养技术生产紫杉醇”成果，有效解决了紫杉醇的获取难题。

Paclitaxel is the preferred anticancer drug recently around the world, however, the demands from worldwide cancerous people for Paclitaxel far exceed its supplies, as a result of the absolute scarcity of its tree species which are used as production materials; the Achievement about “*Production of Paclitaxel by Using Cell Cultural Techniques of Paclitaxel*” could settle the problem of obtaining Paclitaxel.

（二）转让形式：

Transfer Manners

乙方将其拥有的“利用紫杉细胞培养技术生产紫杉醇”技术成果全部转让给甲方，并协助甲方完成紫杉醇的试生产工作，以及协助甲方完成紫杉醇工业规模生产厂的建设。

The 2nd party assigns its Technological Achievement of "*Production of Paclitaxel by Using Cell Cultural Techniques of Paclitaxel*" to the 1st party in whole, providing assistance with the 1st party to accomplish the trial production of Paclitaxel, moreover assisting the 1st party in completing the infrastructures construction of industrial scale manufactory of Paclitaxel.

（三）转让要求：

Transfer Requirements

1、乙方将涉及“利用紫杉细胞培养技术生产紫杉醇”成果的全部资料移交给甲方；

The 2nd party should transfer all information involved with the Achievement of "*Production of Paclitaxel by Using Cell Cultural Techniques of Paclitaxel*" to the 1st party.

2、在甲方指定的场所，乙方协助甲方进行紫杉醇的试生产，总结生产数据，为甲方规模生产提供依据；

In the designated place by the 1st party, the 2nd party should provide assistance with the 1st party to carry on the trial production of Paclitaxel, to sum up the production data, and to give evidences for the 1st party's scale

production.

3、乙方根据试生产数据，协助甲方完成紫杉醇生产基本工艺设计方案和关键技术参数制定；为甲方提供紫杉醇生产设备的技术参数建议；甲方依据工业生产经验及核定的技术参数，委托专业机械设备制造企业完成生产设备的非标制造。

The 2nd party should also assist the 1st party in completing the design scheme of basic manufacturing technique and the determination of key technical parameters pursuant to data in trial production; in providing the 1st party with technical parameters suggestions of Paclitaxel production equipments; the 1st party could entrust the consummation of production equipments' non-standard manufacture to manufacturing enterprises of specialized machineries and equipments, in accordance with experiences in industrial production and the approved technical parameters.

二、转让标的技术指标和参数：

Technical Indicators and Parameters of Transfer Standard

1、建成年产紫杉醇100Kg以上的生产厂，生产的紫杉醇纯度达99.5%以上。

To establish a Paclitaxel manufacturing plant with annual output over 100KG, furthermore to reach purity degree of its products Paclitaxel above 99.5%.

2、培养基紫杉细胞含量达到1-4‰，表达量不低于30～40g/T（反应周期为3～4天），同时可获得干细胞；

To achieve the contents of Paclitaxel cells in culture medium as high as 1-4%, with expression level no lower than 30~40g/T (by reaction period within 3~4 days), simultaneously obtaining stem cells.

三、乙方协助：

The 2nd party assists as follows:

本合同的执行周期为 4 年，乙方承诺根据甲方需要协助紫杉醇厂区规划及产品生产。

The execution cycle of the Contract will have lasted for 4 years, the 2nd party agrees to assist in planning and production of Paclitaxel industrial zone according to the 1st party's requirements.

四、技术转让费：

Technology Transfer Fee

（一）转让费总额：经双方商定，"利用紫杉细胞培养技术生产紫杉醇" 成果转让费为人民币肆仟叁佰万元整（4300 万元）。

The Amount of Transfer Fee: The parties come to an agreement that, the transfer fee about Achievement of "*Production of Paclitaxel by Using Cell Cultural Techniques of Paclitaxel*" totally amounts to Forty-Three Million RMB (43,000,000).

（三）技术转让费的支付方式及时限：

Payment Types and Time Limitation of Technology Transfer Fee:

分期支付：

Payable by Installment:

第一次支付人民币贰仟万元（2000 万元），于双方签字盖章后 3 个月内，乙方向甲方移交技术成果全部资料后支付。

Paying with Twenty Million RMB (20,000,000) for the first time, after the 2nd party has already transferred all information about technological achievements to the 1st party, within 3 months as the signing and stamping date by both parties.

第二次支付人民币贰仟万元（2000 万元），于甲方完成紫杉醇的试生产，生物量达到 300～400kg 鲜细胞/T 培养液/月，获得干细胞 20 公斤后支付；

Paying with Twenty Million RMB (20,000,000) for the second time, after the 1st party has finished the trial production of Paclitaxel, and has already reached the contents of 300~400kg living cells / T with culture fluid / month, besides this should be paid after obtaining 20kg stem cells.

第三次支付人民币叁佰万元（300 万元），于甲方完成紫杉醇工厂建设，并实现工业规模生产后支付。

Paying with Three Million RMB (3,000,000) for the third time, after the 1st party has completed the construction of Paclitaxel manufactory and after it has achieved the industrial large-scale production.

此外，在协助甲方完成紫杉醇的试生产期间，甲方为乙方协助技术人员提供差旅费和食宿费。

Moreover, during the period of assistance provided by the 1st party in the

trial production of Paclitaxel, the 1st party should support associate professionals from the 2nd party with traveling and subsistence allowance.

五、履行的期限、地点和方式：

Duration, Location and Way of Performance:

本合同于 2008 年 9 月 30 日在 北京 签署。

The contract is signed in *Beijing* on *September 30, 2008*.

本合同自 2009 年 9 月 30 日至 2012 年 9 月 29 日在天津履行。

The contract has been executing in *Tianjin* with the duration from *September 30, 2009* to *September 29, 2012*.

本合同的履行方式为甲方支付转让费用，乙方将“利用紫杉细胞培养技术生产紫杉醇”成果全部转让给甲方，并协助甲方完成工业规模化生产。

The way of performance with this contract is that, the 1st party pays the transfer fee; meanwhile the 2nd party totally transfers its Achievement of "*Production of Paclitaxel by Using Cell Cultural Techniques of Paclitaxel*" to the 1st party, and provides assistance to fulfill industrial large-scale production.

六、技术情报和资料的保密：

Confidentiality of Technology Information and Materials

乙方对提供的技术情报和资料承担保密义务，一旦发生泄密，造成甲方损失的，应承担赔偿责任。本项目完成后，甲乙双方整理出的在本

合同履行时所产生的项目技术资料由甲方拥有，乙方对该资料承担保密义务。

The 2nd party shall undertake the obligation to keep confidentiality, in accordance with technology information and materials provided. The 2nd party should take responsibility in the event of any breach of confidence which causes loss of the 1st party. After completing the project, the technical information of this project which filed by both parties during the performance duration will be owned by the 1st party, therefore the 2nd party shall have the corresponding obligation of confidentiality with these information.

七、技术成果的归属和分享：

Ownership and Share of the Technology Achievement:

本合同生效之后，甲方享有该技术成果的专利申请权、依法转让权、使用权、署名权、荣誉权和申请奖励权等一切权利。

From the effective date of the contract, the 1st party is entitled to have all rights of this technological achievement including those rights to apply for patents, to transfer by law, to use, to sign signature, to keep fame, and to apply for scholarship.

本合同生效之后，甲方享有该技术成果的后续技术权利。

From the effective date of the contract, the 1st party is entitled to have the right of the follow-up technology.

八、违约金或者损失赔偿额的计算方法：

Computing Method of Penalties and Liquidated Damages:

违反本合同约定，违约方应当按合同法的规定承担违约责任。

On condition that breach of regulations in the contract arises, the defaulting party shall bear the liability therefore, in accordance with the relevant provisions of the PRC Contract Law.

1、甲方应及时足额支付技术转让费，每逾期支付一天，按逾期金额的 2‰支付违约金，甲方逾期两个月不支付转让费，乙方有权解除合同，因此所造成的损失由甲方承担。

The 1st party should pay technology transfer fee to the 2nd party on time and in full, in case the payment is 1 day overdue, the 1st party should pay 2‰ of overdue amount as penalties; in case the transfer fee be paid 2 months overdue, the 2nd party has the right to terminate the contract, loss results thereby will be undertook by the 1st party.

2、乙方应将“利用紫杉细胞培养技术生产紫杉醇” 成果全部资料移交甲方，并协助甲方完成试生产及规模化生产，如违反本合同约定，乙方应承担违约责任，退还甲方已付的技术转让费，并支付违约金，违约金为已付金额的 10%。

The 2nd party should transfer all information about the Achievement of “*Production of Paclitaxel by Using Cell Cultural Techniques of Paclitaxel*” to the 1st party in full, and assist the 1st party in completing trial production and commercial production. If any breach of the contract exists, the 2nd party should be liable for the default by returning all technology transfer fee in adding with 10% of the amount paid as penalties.

九、争议的解决办法：

Settlement of Disputes

在本合同履行过程中发生争议，双方应当协商解决；双方协商不成的，可以到人民法院起诉，申请裁决。

Any disputes arising from the execution of the contract shall be settled through mutual consultations between the parties thereto; if no agreement is reached through consultation by the parties, they may apply to a People's Court to file a suit and apply for adjudication.

十、其它：

Others:

对本合同任何条款的修改、补充或变更，双方必须签订书面协议并签字盖章（乙方要通过清华大学科学技术开发部审核）后方可生效。

Any amendment, supplement or change of any provision of the contract shall take effect only upon signing a written agreement with signatures and seals of the parties. (The 2nd party should pass through the review of Science and Technology Development in Tsinghua University)

合同一式十份，自双方授权代表签字盖章之日起生效。双方各执五份，具有同等法律效力。

This Contract shall be made in decuplicate, taking effect on the date of signing and sealing by authorized representatives of both parties. Each party shall keep five copies which have equally legal force..

未经乙方书面许可，甲方不得在产品手册、产品广告、销售协议等

文件、媒体及其它场合，提及或暗示清华大学及所属单位名称和相关标志。

Without the 2nd party's permission, the 1st party should not mention or imply the name of Tsinghua University or its subsidiaries and their related marks in documents, media and other occasions like product manuals, product advertising, and sales agreements.

技术受让方（甲方）	Transferee of the Technology (the 1st Party):	名称（或姓名） Term (or Name)	天津市博爱医药技术有限公司 （盖章） Tianjin BOAI Medicine Technology Co., Ltd. (Seal)		
		法定代表人 Legal Representative	夏雪城 Xia Xuecheng （签章）(Seal)	委托代理人 Entrusted Agent	（签章）(Seal)
		联 系 人 Contact with	（签字） （签章） (Signature) (Seal)		
		住 所 Habitation 通讯地址 Address	天津市南开区密云路 55 号 No. 55, Mi Yun Road, Nankai District, Tianjin		
		电 话 Telephone Number	13820298318	电 挂 Cable Address	
		开 户 银 行 Bank of Deposit			
		帐 号 Account Number		邮政编码 Postalcode	300111
技术转让方（乙方）	Transferor of the Technology (the 2nd Party):	名称（或姓名） Term (or Name)	清华大学（ 系）（签章） Tsinghua University (Department) (Seal)		
		法定代表人 Legal Representative	（签章）(Seal)	委托代理人 Entrusted Agent	（签章）(Seal)
		联 系 人 Contact with	（签章）(Seal)		
		住 所 Habitation 通讯地址 Address	北京市海淀区清华大学 Tsinghua University, Haidian District, Beijing		
		电 话 Telephone Number	52784688	电 挂 Cable Address	1331
		开 户 银 行 Bank of Deposit	北京工商银行海淀西区支行 Beijing Haidian West Subbranch of Industrial and Commercial Bank of China		
		帐 号 Account Number	0200004509089131550	邮 政 编 码 Postalcode	100084
中介方	The Intermediary	单 位 名 称 Organization Term	（公章）(Common Seal) 年 Year 月 Month 日 Date		
		法定代表人 Legal Representative	(签章) (Seal)	委托代理人 Entrusted Agent	（签章）(Seal)
		联 系 人 Contact with	(签章) (Signature)		
		住 所 Habitation 通讯地址 Address			
		电 话 Telephone Number		电 挂 Cable Address	
		开 户 银 行 Bank of Deposit			
		帐 号 Account Number		邮 政 编 码 Postalcode	